EXHIBIT 10.1

Employment Contracts Term Sheet

The material terms of the employment contract with William Koppelmann are as follows:

•	Duties: Serve as President, Chief Executive Officer, and Chairman of the Board of Directors
•	Term of contract: Five (5) Years
•	Salary: $250,000 for the twelve months period of July 1, 2022 through June 30, 2023 with annual increases of $25,000 for the four years thereafter
•	Cash Bonus: $25,000 payable annually on June 30
•	Equity Signing Bonus: 10,000 options for the purchase of Common Stock
•	Performance Bonus: Additional options can be earned based on the following performance for fiscal year 2022:
Performance Target – Consolidated Total Revenue as reported in the 2022 Form 10-K	Number of Additional Stock Options
$10,000,000 or above	25,000
$9,000,000 - $9,999,999	22,500
$8,000,000 - $8,999,999	20,000
$7,000,000 - $7,999,999	10,000

The material terms of the employment contract with Brian Krogol are as follows:

•	Duties: Serve as Chief Financial Officer
•	Term of contract: Five (5) Years
•	Salary: $175,000 for the twelve months period of July 1, 2022 through June 30, 2023 with annual increases of $25,000 for the four years thereafter
•	Cash Bonus: $25,000 payable annually on June 30
•	Equity Signing Bonus: 10,000 options for the purchase of Common Stock
•	Performance Bonus: Additional options can be earned based on the following performance for fiscal year 2022:
Performance Target – Consolidated Total Revenue as reported in the 2022 Form 10-K	Number of Additional Stock Options
$10,000,000 or above	25,000
$9,000,000 - $9,999,999	22,500
$8,000,000 - $8,999,999	20,000
$7,000,000 - $7,999,999	10,000